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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-56765 and 333-61727) and in the Registration Statements on Form S-8 (Nos. 333-10697, 333-38871, and 333-62275) of Hyperion
Solutions Corporation of our report dated July 20, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/  PRICEWATERHOUSECOOPERS LLP

San Jose, California
September 27, 1999